DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Registration No. 811-07810
FORM N-SAR
Semiannual Period Ended September 30, 2014

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. (the ?Fund?), the shareholders of the Fund voted to elect a Board of Directors for the Fund at a meeting held on August 20, 2014. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Director. All shareholders of the Fund vote together with respect to the election of each Director with one exception. The holders of preferred shares of the Fund that have issued one or more classes of preferred shares have the exclusive right to separately elect two Directors, Ms. Yeomans and Mr. Zecher.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Directors for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 4,108,163.078
Percentage of Outstanding Shares 84.925%
Percentage of Shares Voted 98.452%
Shares with Authority Withheld 64,587.650
Percentage of Outstanding Shares 1.335%
Percentage of Shares Voted 1.548%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Joseph W. Chow

COMMON SHAREHOLDERS

Shares Voted For 4,111,681.078
Percentage of Outstanding Shares 84.998%
Percentage of Shares Voted 98.536%
Shares with Authority Withheld 61,069.650
Percentage of Outstanding Shares 1.262%
Percentage of Shares Voted 1.464%
PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Patrick P. Coyne

COMMON SHAREHOLDERS

Shares Voted For 4,099,644.078
Percentage of Outstanding Shares 84.749%
Percentage of Shares Voted 98.248%
Shares with Authority Withheld 73,106.650
Percentage of Outstanding Shares 1.511%
Percentage of Shares Voted 1.752%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 4,111,681.078
Percentage of Outstanding Shares 84.998%
Percentage of Shares Voted 98.536%
Shares with Authority Withheld 61,069.650
Percentage of Outstanding Shares 1.262%
Percentage of Shares Voted 1.464%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

COMMON SHAREHOLDERS

Shares Voted For 4,103,579.078
Percentage of Outstanding Shares 84.830%
Percentage of Shares Voted 98.342%
Shares with Authority Withheld 69,171.650
Percentage of Outstanding Shares 1.430%
Percentage of Shares Voted 1.658%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 4,107,096.078
Percentage of Outstanding Shares 84.903%
Percentage of Shares Voted 98.427%
Shares with Authority Withheld 65,654.650
Percentage of Outstanding Shares 1.357%
Percentage of Shares Voted 1.573%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Thomas K. Whitford

COMMON SHAREHOLDERS

Shares Voted For 4,114,757.078
Percentage of Outstanding Shares 85.061%
Percentage of Shares Voted 98.610%
Shares with Authority Withheld 57,993.650
Percentage of Outstanding Shares 1.199%
Percentage of Shares Voted 1.390%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

J. Richard Zecher

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
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